UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

HUBSPOT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions.  *** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on June 23, 2016  You are receiving this communication because you hold  shares in the above named company.  This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an  overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy  materials online at www.proxyvote.com or easily request a  paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.  Meeting Information  Meeting Type: Annual Meeting  For holders as of: April 26, 2016  Date: June 23, 2016 Time: 9:00 AM EDT  Location: 25 First Street  Cambridge, MA 02141 0000290307_1 R1.0.1.25  HUBSPOT, INC.  HUBSPOT, INC.  25 FIRST STREET, 2ND FLOOR  CAMBRIDGE, MA 02141

Please Choose One of the Following Voting Methods    Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession    of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special    requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.    Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box    marked by the arrow available and follow the instructions.    Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.    How To Vote    Before You Vote    How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE:    How to View Online:    Have the information that is printed in the box marked by the arrow (located on the    following page) and visit: www.proxyvote.com.   How to Request and Receive a PAPER or E-MAIL Copy:    If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for    requesting a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com    * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked    by the arrow (located on the following page) in the subject line.    0000290307_2 R1.0.1.25    1. Notice & Proxy Statement 2. Annual Report    Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment    advisor. Please make the request as instructed above on or before June 09, 2016 to facilitate timely delivery.

Voting items     0000290307_3 R1.0.1.25     The Board of Directors recommends you vote     FOR the following:     1. Election of Directors     Nominees     01 Lorrie Norrington 02 Dharmesh Shah 03 David Skok     The Board of Directors recommends you vote FOR the following proposal:     2 Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public     accountants for 2016; and     NOTE: to transact such other business as may properly come before the meeting and at any adjournments or     postponements thereof.

0000290307_4 R1.0.1.25